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                                                                    EXHIBIT 99.1

Press Release

Contact: Scott Meyerhoff
Chief Financial Officer
(770) 248-9600

THE INTERCEPT GROUP ANNOUNCES CLOSING THE
ACQUISITION OF DPSC SOFTWARE INCORPORATED

NORCROSS, GA (February 5, 2001) - The InterCept Group, Inc. (Nasdaq: ICPT), a leading provider of fully integrated electronic products and services for community financial institutions, announced today that it has closed the acquisition of DPSC Software, Inc. Prior to the closing, DPSC was a subsidiary of Netzee, Inc.

     DPSC provides asset/liability and regulatory software to community financial institutions. InterCept acquired the business from Netzee for $14.1 million in cash plus the assumption of certain DPSC liabilities.

     The acquisition of DPSC increases InterCept's products and services offering and will help create stronger name recognition for InterCept in new geographic areas. InterCept believes this transaction will add to its 2001 earnings by approximately $0.01.

     John Collins, Chairman and Chief Executive Officer of InterCept, stated, "We are pleased to have closed this transaction and believe it will contribute revenues of approximately $5.5 million to $6.0 million and EBITDA of approximately $2.5 to $3.0 million in 2001. By expanding our geography we will be able to increase our customer base, have greater market penetration and enhance value for our shareholders."

About InterCept

     InterCept is a single-source provider of a broad range of technologies, products, and services that work together to meet the electronic commerce and operating needs of community financial institutions. InterCept's services include electronic funds transfer, core bank processing software, check imaging, and data communications management, as well as Internet banking products and services through its affiliate, Netzee, Inc. For more information about InterCept, please visit its web site at www.intercept.net or call
                                        -----------------
(770) 248-9600.

About Netzee

Netzee provides financial institutions with a retail suite of Internet-based products and services, including Internet banking, bill payment, cash management, Internet commerce services, web
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design and hosting, access to brokerage services, implementation and marketing services. For more information about Netzee, visit its web site at
www.netzee.com.
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     This release contains statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E the Securities Exchange Act of 1934, as amended. These statements and other statements made by management in the conference call concerning this transaction include all statements that are not statements of historical fact regarding the intent, belief or expectations of InterCept and its management with respect to, among other things: (1) whether we can achieve the results and effects of this transaction as stated above, (2) whether we can successfully combine the operations we have acquired, and other operations we may acquire, to create or continue improvements in our financial condition; (3) whether the U.S. banking regulatory authorities will continue to permit financial institutions to file regulatory reports using third party software;
(4) trends affecting our operations, financial condition and business; (5) our growth and operating strategies; (6) our ability to achieve our sales objectives, including our organic growth rates; and (7) the continued and future acceptance of and demand for our products and services by our customers. The words "may," "will," "anticipate," "believe," "intend," "plan," "allow," "strategy," "expects" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected in the forward-looking statements as a result of risks related to the integration of acquired assets and businesses; the assets and businesses we may acquire; our ability to achieve, manage or maintain growth and execute our business strategy successfully; our dependence on developing, testing and implementing enhanced and new products and services; our ability to sell our products and services to financial institution customers and their customers; any additional funding that we may provide Netzee; our ability to respond to competition; the volatility associated with "small-cap" companies; and various other factors discussed in detail in our filings with the Securities and Exchange Commission, including the "Risk Factors" section in our Registration Statement on Form S-3 (Registration No. 333-94511) as declared effective by the Securities and Exchange Commission on February 15, 2000.

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